1Q2024
Supplemental Information
FURNISHED AS OF MAY 7, 2024 - UNAUDITED

FORWARD LOOKING STATEMENTS & RISK FACTORS

This Supplemental Information report contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” "predictive," “annualized,” “expect,” “expected,” “range of expectations,” "would have been," "budget," and other comparable terms in this report, and include, but are not limited to, statements related to the merger between Healthcare Realty Trust Incorporated (the “Company” or "HR") and Healthcare Trust of America, Inc. (“Legacy HTA”) that closed on July 20, 2022 (the “Merger”). These forward-looking statements are made as of the date of this report and are not necessarily indicative of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: the Company’s expected results may not be achieved; failure to realize the expected benefits of the Merger; risks related to future opportunities and plans for the Company, including the uncertainty of expected future financial performance and results of the Company; the possibility that, if the Company does not achieve the perceived benefits of the Merger as rapidly or to the extent anticipated by financial analysts or investors, the market price of the Company’s common stock could decline; pandemics or other health crises, such as COVID-19; increases in interest rates; the availability and cost of capital at expected rates; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to release space at similar rates as vacancies occur; the Company's ability to renew expiring leases; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2023, under the heading "Risk Factors" and other risks described from time to time thereafter in the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Table of Contents

4	Highlights
7	Salient Facts
8	Corporate Information
9	Balance Sheet
10	Statements of Income
11	FFO, Normalized FFO, & FAD
12	Capital Funding & Commitments
13	Debt Metrics
14	Debt Covenants & Liquidity
15	Re/development Activity
16	Portfolio
17	Health Systems
18	MOB Proximity to Hospital
19	Lease Maturity & Occupancy
20	Leasing Statistics
21	Same Store
23	NOI Reconciliations
25	EBITDA Reconciliations
26	Components of Net Asset Value
27	Components of Expected FFO

HEALTHCARE REALTY	1Q 2024 SUPPLEMENTAL INFORMATION 3

Highlights

The Company is focused on its top priorities of capital allocation and operational momentum to accelerate FFO growth and improve dividend coverage.
CAPITAL ALLOCATION MOMENTUM

•Announced a $383 million JV with KKR at a 6.6% cap rate with expected proceeds of $300 million
•Expects additional proceeds of more than $300 million within 90 days from separate transactions
•Repurchased 3.0 million shares totaling $41.7 million in April

OPERATIONAL MOMENTUM

•Delivered multi-tenant absorption of 57,000 square feet, or 17 basis points, on pace with expectations
•Generated strong new leasing momentum with new leases of approximately 440,000 square feet
•Improved tenant retention to 84.8%, up from 78.2% in fourth quarter 2023

NET INCOME AND NORMALIZED FFO
•Net (loss) income attributable to common stockholders for the three months ended March 31, 2024 was $(310.8) million or $(0.82) per diluted common share.
•Normalized FFO per share totaled $0.39 for the three months ended March 31, 2024.

CAPITAL ALLOCATION
•The Company announced a strategic JV with KKR & Co., Inc. with the following key terms:
◦The Company will contribute 12 existing properties at a value of $382.5 million, representing a cap rate of approximately 6.6%.
◦KKR will make an initial capital contribution into the JV equal to 80% of the value of the properties.
◦The Company will retain a 20% interest and will manage the JV, as well as continue to oversee day-to-day operations and leasing of the properties.
◦The JV is expected to generate approximately $300 million of proceeds to the Company, and the contribution of the properties is expected to occur throughout May and June, subject to customary closing conditions.
◦Asset-level financing is not expected to be used for the initial JV seed portfolio or future investments.
◦KKR has also committed up to $600 million of additional equity capital to invest in high-quality stabilized MOBs, which may include additional contributions of the Company's properties.
•The Company has additional transactions under contract and letters of intent that are expected to generate further proceeds of more than $300 million within 90 days.
•The impact of additional transactions as well as the KKR JV will be incorporated into the Company's guidance expectations when they are completed.
•Proceeds are expected to be used to repurchase shares on a leverage neutral basis, maintaining debt to adjusted EBITDA between 6.0 and 6.5 times.
•In April, the Company repurchased 3.0 million shares totaling $41.7 million at an average price of $14.07 per share.
•The Company's Board of Directors has authorized the repurchase of up to $500.0 million of outstanding shares of the Company’s common stock.
.

HEALTHCARE REALTY	1Q 2024 SUPPLEMENTAL INFORMATION 4

Highlights

MULTI-TENANT OCCUPANCY AND ABSORPTION
•Multi-tenant sequential occupancy gains were in-line with expectations provided in the February 2024 Investor Presentation as shown below:

1Q 2024 ACTUAL
Absorption (SF)	56,972
Change in occupancy (bps)	+ 17

•Strong multi-tenant absorption was noteworthy given the 1,603,000 square feet of expirations in first quarter, nearly double the expirations in the fourth quarter 2023 and the highest quarterly level scheduled in 2024.
•The multi-tenant portfolio leased percentage was 87.1% at March 31, which was 170 basis points greater than occupancy of 85.4%.
•Multi-tenant occupancy has increased by 70 basis points since third quarter of 2023. For the Legacy HTA properties, multi-tenant occupancy has increased by 130 basis points for the same period.
•The multi-tenant occupancy and NOI bridge can be found on page 5 of the Key Highlights Investor Presentation.

LEASING
•Portfolio leasing activity that commenced in the first quarter totaled 2,077,000 square feet related to 411 leases:
◦1,595,000 square feet of renewals
◦482,000 square feet of new and expansion lease commencements
•The Company signed new leases totaling approximately 440,000 square feet in the quarter.

SAME STORE
•Same Store cash NOI for the first quarter increased 3.0% over the same quarter in the prior year, up from 2.7% year over year growth in fourth quarter 2023.
•Tenant retention for the first quarter was 84.8%, an increase from 78.2% in fourth quarter 2023.
•Operating expense growth was 1.7% over the same quarter in the prior year, down from 4.1% year over year growth in fourth quarter 2023.
•First quarter predictive growth measures in the Same Store portfolio include:
◦Average in-place rent increases of 2.8%
◦Future annual contractual increases of 2.9% for leases commencing in the quarter.
◦Weighted average MOB cash leasing spreads of 3.7% on 1,313,000 square feet renewed:
▪4% (<0% spread)
▪10% (0-3%)
▪54% (3-4%)
▪31% (>4%)

HEALTHCARE REALTY	1Q 2024 SUPPLEMENTAL INFORMATION 5

Highlights

BALANCE SHEET
•Net debt to adjusted EBITDA was 6.5 times at March 31, 2024.
•In March 2024, the Company reduced its credit spread on its term loans and credit facility by 1 basis point as a result of meeting certain sustainability targets.
•As of March 31, 2024, variable rate debt was 10% of outstanding, an improvement from 16% as of March 31, 2023.

DIVIDEND
•The Company is focused on its top priorities of capital allocation and operational momentum to accelerate earnings growth and improve dividend coverage.
•A dividend of $0.31 per share was paid in March 2024. A dividend of $0.31 per share will be paid on May 23, 2024 to stockholders and OP unitholders of record on May 13, 2024.

GUIDANCE
•The Company affirms its 2024 Normalized FFO per share guidance as shown below:

	ACTUAL	EXPECTED 2Q 2024		EXPECTED 2024
	1Q 2024	LOW	HIGH	LOW	HIGH
Earnings per share	$(0.82)	$(0.12)	$(0.11)	$(1.30)	$(0.80)
NAREIT FFO per share	$(0.30)	$0.35	$0.36	$0.77	$0.82
Normalized FFO per share	$0.39	$0.38	$0.39	$1.52	$1.58

•The Company's 2024 guidance range includes activities outlined in the Components of Expected FFO on page 27 of the Supplemental Information.
•The Company's 2024 guidance range does not include any assumptions for recently announced or prospective JV seed portfolios, dispositions or share repurchases. These transactions will be incorporated into the Company's guidance expectations after completion.
•The Company's earnings per share and NAREIT FFO per share guidance ranges have been updated to reflect the impact of non-cash goodwill and real estate impairments recognized in 1Q 2024, as applicable.

The 2024 annual guidance range reflects the Company's view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels, interest rates, and operating and general and administrative expenses. The Company's guidance does not contemplate impacts from gains or losses from dispositions, potential impairments, or debt extinguishment costs, if any. There can be no assurance that the Company's actual results will not be materially higher or lower than these expectations. If actual results vary from these assumptions, the Company's expectations may change.

EARNINGS CALL
•On Tuesday, May 7, 2024, at 12:00 p.m. Eastern Time, Healthcare Realty Trust has scheduled a conference call to discuss earnings results, quarterly activities, general operations of the Company and industry trends.
•Simultaneously, a webcast of the conference call will be available to interested parties at https://investors.healthcarerealty.com/corporate-profile/webcasts under the Investor Relations section. A webcast replay will be available following the call at the same address.
•Live Conference Call Access Details:
◦Domestic Toll-Free Number: +1 833-470-1428 access code 240790;
◦All Other Locations: +1 404-975-4839 access code 240790.
•Replay Information:
◦Domestic Toll-Free Number: +1 866-813-9403 access code 656103;
◦All Other Locations: +1 929-458-6194 access code 656103.

HEALTHCARE REALTY	1Q 2024 SUPPLEMENTAL INFORMATION 6

Salient Facts [1]
AS OF MARCH 31, 2024

Properties

687 properties totaling 40.3M SF
68 markets in 35 states
92% managed by Healthcare Realty
93% outpatient medical facilities
60% of NOI in Top 15 Markets

Capitalization

$10.8B enterprise value as of 3/31/24
$5.5B market capitalization as of 3/31/24
385.2M shares outstanding (including OP units)
$0.31 quarterly dividend per share
BBB/Baa2 S&P/Moody's
49.5% net debt to enterprise value at 3/31/24
6.5x net debt to adjusted EBITDA

1 Includes properties held in joint ventures.

HEALTHCARE REALTY	1Q 2024 SUPPLEMENTAL INFORMATION 7

Corporate Information

Healthcare Realty (NYSE: HR) is a real estate investment trust (REIT) that owns and operates medical outpatient buildings primarily located around market-leading hospital campuses. The Company selectively grows its portfolio through property acquisition and development. As of March 31, 2024, the Company was invested in 687 real estate properties in 35 states totaling 40.3 million square feet and had an enterprise value of approximately $10.8 billion, defined as equity market capitalization plus the principal amount of debt less cash. The Company provided leasing and property management services to 92% of its portfolio.

EXECUTIVE OFFICERS

Todd J. Meredith
President and Chief Executive Officer

John M. Bryant, Jr.
Executive Vice President and General Counsel

J. Christopher Douglas
Executive Vice President and Chief Financial Officer

Robert E. Hull
Executive Vice President - Investments

Julie F. Wilson
Executive Vice President - Operations

ANALYST COVERAGE

BMO Capital Markets
BTIG, LLC
Citi Research
Deutsche Bank Securities
Green Street Advisors, Inc.
J.P. Morgan Securities LLC
Jefferies LLC
KeyBanc Capital Markets Inc.
Raymond James & Associates
Scotiabank
Wedbush Securities
Wells Fargo Securities, LLC

BOARD OF DIRECTORS

J. Knox Singleton
Chairman, Healthcare Realty Trust Incorporated
Retired Chief Executive Officer, Inova Health System

W. Bradley Blair, II (retiring May 2024)
Vice Chairman, Healthcare Realty Trust Incorporated
Retired Chairman, Healthcare Trust of America

Todd J. Meredith
President and Chief Executive Officer
Healthcare Realty Trust Incorporated

John V. Abbott
Retired Chief Executive Officer
Aviation Asset Management Group, General Electric Company

Nancy H. Agee
President and Chief Executive Officer
Carilion Clinic

Vicki U. Booth
President and Board Chair
Ueberroth Family Foundation

Edward H. Braman (retiring May 2024)
Retired Audit Partner
Ernst & Young LLP

Ajay Gupta
Chief Executive Officer
Physician Rehabilitation Network

James J. Kilroy
President and Portfolio Manager
Willis Investment Counsel

Jay P. Leupp
Managing Partner and Senior Portfolio Manager
Terra Firma Asset Management, LLC

Peter F. Lyle
Executive Vice President
Medical Management Associates, Inc.

Constance B. Moore
Retired President and CEO
BRE Properties, Inc.

Christann M. Vasquez
Retired Healthcare Executive

David R. Emery (1944-2019)
Chairman Emeritus
Healthcare Realty Trust Incorporated

HEALTHCARE REALTY	1Q 2024 SUPPLEMENTAL INFORMATION 8

Balance Sheet
AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA

ASSETS
	1Q 2024	4Q 2023	3Q 2023	2Q 2023	1Q 2023
Real estate properties
Land	$1,342,895	$1,343,265	$1,387,821	$1,424,453	$1,412,805
Buildings and improvements	10,902,835	10,881,373	11,004,195	11,188,821	11,196,297
Lease intangibles	816,303	836,302	890,273	922,029	929,008
Personal property	12,720	12,718	12,686	12,615	11,945
Investment in financing receivables, net	122,001	122,602	120,975	121,315	120,692
Financing lease right-of-use assets	81,805	82,209	82,613	83,016	83,420
Construction in progress	70,651	60,727	85,644	53,311	42,615
Land held for development	59,871	59,871	59,871	78,411	69,575
Total real estate investments	13,409,081	13,399,067	13,644,078	13,883,971	13,866,357
Less accumulated depreciation and amortization	(2,374,047)	(2,226,853)	(2,093,952)	(1,983,944)	(1,810,093)
Total real estate investments, net	11,035,034	11,172,214	11,550,126	11,900,027	12,056,264
Cash and cash equivalents	26,172	25,699	24,668	35,904	49,941
Assets held for sale, net	30,968	8,834	57,638	151	3,579
Operating lease right-of-use assets	273,949	275,975	323,759	333,224	336,112
Investments in unconsolidated joint ventures	309,754	311,511	325,453	327,245	327,746
Other assets, net and goodwill	605,047	842,898	822,084	797,796	795,242
Total assets	$12,280,924	$12,637,131	$13,103,728	$13,394,347	$13,568,884

LIABILITIES AND STOCKHOLDERS' EQUITY
	1Q 2024	4Q 2023	3Q 2023	2Q 2023	1Q 2023
Liabilities
Notes and bonds payable	$5,108,279	$4,994,859	$5,227,413	$5,340,272	$5,361,699
Accounts payable and accrued liabilities	163,172	211,994	204,947	196,147	155,210
Liabilities of properties held for sale	700	295	3,814	222	277
Operating lease liabilities	229,223	229,714	273,319	278,479	279,637
Financing lease liabilities	74,769	74,503	74,087	73,629	73,193
Other liabilities	197,763	202,984	211,365	219,694	232,029
Total liabilities	5,773,906	5,714,349	5,994,945	6,108,443	6,102,045

Redeemable non-controlling interests	3,880	3,868	3,195	2,487	2,000

Stockholders' equity
Preferred stock, $0.01 par value; 200,000 shares authorized	—	—	—	—	—
Common stock, $0.01 par value; 1,000,000 shares authorized	3,815	3,810	3,809	3,808	3,808
Additional paid-in capital	9,609,530	9,602,592	9,597,629	9,595,033	9,591,194
Accumulated other comprehensive (loss) income	4,791	(10,741)	17,079	9,328	(8,554)
Cumulative net income attributable to common stockholders	717,958	1,028,794	1,069,327	1,137,171	1,219,930
Cumulative dividends	(3,920,199)	(3,801,793)	(3,684,144)	(3,565,941)	(3,447,750)
Total stockholders' equity	6,415,895	6,822,662	7,003,700	7,179,399	7,358,628
Non-controlling interest	87,243	96,252	101,888	104,018	106,211
Total equity	6,503,138	6,918,914	7,105,588	7,283,417	7,464,839
Total liabilities and stockholders' equity	$12,280,924	$12,637,131	$13,103,728	$13,394,347	$13,568,884

HEALTHCARE REALTY	1Q 2024 SUPPLEMENTAL INFORMATION 9

Statements of Income
DOLLARS IN THOUSANDS

	1Q 2024	4Q 2023	3Q 2023	2Q 2023	1Q 2023
Revenues
Rental income	$318,076	$322,076	$333,335	$329,680	$324,093
Interest income	4,538	4,422	4,264	4,233	4,214
Other operating	4,191	3,943	4,661	4,230	4,618
	326,805	330,441	342,260	338,143	332,925
Expenses
Property operating	121,078	121,362	131,639	125,395	122,040
General and administrative	14,787	14,609	13,396	15,464	14,935
Normalizing items [1]	—	(1,445)	—	(275)	—
Normalized general and administrative	14,787	13,164	13,396	15,189	14,935
Transaction costs	395	301	769	669	287
Merger-related costs	—	1,414	7,450	(15,670)	4,855
Depreciation and amortization	178,119	180,049	182,989	183,193	184,479
	314,379	317,735	336,243	309,051	326,596
Other income (expense)
Interest expense before merger-related fair value	(50,949)	(52,387)	(55,637)	(54,780)	(52,895)
Merger-related fair value adjustment	(10,105)	(10,800)	(10,667)	(10,554)	(10,864)
Interest expense	(61,054)	(63,187)	(66,304)	(65,334)	(63,759)
Gain on sales of real estate properties	22	20,573	48,811	7,156	1,007
Gain on extinguishment of debt	—	—	62	—	—
Impairment of real estate assets and credit loss reserves	(15,937)	(11,403)	(56,873)	(55,215)	(31,422)
Impairment of goodwill	(250,530)	—	—	—	—
Equity (loss) gain from unconsolidated joint ventures	(422)	(430)	(456)	(17)	(780)
Interest and other income (expense), net	275	65	139	592	547
	(327,646)	(54,382)	(74,621)	(112,818)	(94,407)
Net (loss) income	$(315,220)	$(41,676)	$(68,604)	$(83,726)	$(88,078)
Net loss (income) attributable to non-controlling interests	4,384	1,143	760	967	953
Net (loss) income attributable to common stockholders	$(310,836)	$(40,533)	$(67,844)	$(82,759)	$(87,125)

Basic earnings per common share	$(0.82)	$(0.11)	$(0.18)	$(0.22)	$(0.23)
Diluted earnings per common share	$(0.82)	$(0.11)	$(0.18)	$(0.22)	$(0.23)

Weighted average common shares outstanding - basic	379,455	379,044	378,925	378,897	378,840
Weighted average common shares outstanding - diluted [2]	379,455	379,044	378,925	378,897	378,840

STATEMENTS OF INCOME SUPPLEMENTAL INFORMATION
	1Q 2024	4Q 2023	3Q 2023	2Q 2023	1Q 2023
Interest income
Financing receivables	$2,117	$2,132	$2,002	$2,053	$2,144
Interest on mortgage and mezzanine loans	2,421	2,290	2,262	2,180	2,070
Total	$4,538	$4,422	$4,264	$4,233	$4,214

Other operating income
Parking income	$2,545	$2,392	$2,751	$2,370	$2,391
Management fee and miscellaneous income	1,646	1,551	1,910	1,860	2,227
Total	$4,191	$3,943	$4,661	$4,230	$4,618

14Q 2023 normalizing items include severance costs and 2Q 2023 includes non-routine legal costs.
2Potential common shares are not included in the computation of diluted earnings per share when a loss exists, as the effect would be an antidilutive per share amount. As a result, the Company's OP totaling 3,681,225 units was not included.

HEALTHCARE REALTY	1Q 2024 SUPPLEMENTAL INFORMATION 10

FFO, Normalized FFO, & FAD [1,2,3]
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

	1Q 2024	4Q 2023	3Q 2023	2Q 2023	1Q 2023
Net (loss) income attributable to common stockholders	$(310,836)	$(40,533)	$(67,844)	$(82,759)	$(87,125)
Net loss attributable to common stockholders per diluted share [3]	$(0.82)	$(0.11)	$(0.18)	$(0.22)	$(0.23)

Gain on sales of real estate assets	$(22)	$(20,573)	$(48,811)	$(7,156)	$(1,007)
Impairments of real estate assets	15,937	11,403	56,873	55,215	26,227
Real estate depreciation and amortization	181,161	182,272	185,143	185,003	186,109
Non-controlling loss from partnership units	(4,278)	(491)	(841)	(1,027)	(1,067)
Unconsolidated JV depreciation and amortization	4,568	4,442	4,421	4,412	4,841
FFO adjustments	$197,366	$177,053	$196,785	$236,447	$215,103
FFO adjustments per common share - diluted	$0.51	$0.46	$0.51	$0.62	$0.56
FFO	$(113,470)	$136,520	$128,941	$153,688	$127,978
FFO per common share - diluted [4]	$(0.30)	$0.36	$0.34	$0.40	$0.33

Transaction costs	395	301	769	669	287
Merger-related costs	—	1,414	7,450	(15,670)	4,855
Lease intangible amortization	175	261	213	240	146
Non-routine legal costs/forfeited earnest money received	—	(100)	—	275	—
Debt financing costs	—	—	(62)	—	—
Severance costs	—	1,445	—	—	—
Allowance for credit losses [5]	—	—	—	—	8,599
Impairment of goodwill	250,530	—	—	—	—
Merger-related fair value adjustment	10,105	10,800	10,667	10,554	10,864
Unconsolidated JV normalizing items [6]	87	89	90	93	117
Normalized FFO adjustments	$261,292	$14,210	$19,127	$(3,839)	$24,868
Normalized FFO adjustments per common share - diluted	$0.68	$0.04	$0.05	$(0.01)	$0.06
Normalized FFO	$147,822	$150,730	$148,068	$149,849	$152,846
Normalized FFO per common share - diluted	$0.39	$0.39	$0.39	$0.39	$0.40

Non-real estate depreciation and amortization	485	685	475	802	604
Non-cash interest amortization, net [7]	1,277	1,265	1,402	1,618	682
Rent reserves, net	(151)	1,404	442	(54)	1,371
Straight-line rent income, net	(7,633)	(7,872)	(8,470)	(8,005)	(8,246)
Stock-based compensation	3,562	3,566	2,556	3,924	3,745
Unconsolidated JV non-cash items [8]	(122)	(206)	(231)	(316)	(227)
Normalized FFO adjusted for non-cash items	145,240	149,572	144,242	147,818	150,775
2nd generation TI	(20,204)	(18,715)	(21,248)	(17,236)	(8,882)
Leasing commissions paid	(15,215)	(14,978)	(8,907)	(5,493)	(7,013)
Capital expenditures	(5,363)	(17,393)	(14,354)	(8,649)	(8,946)
Total maintenance capex	(40,782)	(51,086)	(44,509)	(31,378)	(24,841)
FAD	$104,458	$98,486	$99,733	$116,440	$125,934
Quarterly dividends and OP distributions	$119,541	$118,897	$119,456	$119,444	$119,442
FFO wtd avg common shares outstanding - diluted [9]	383,413	383,326	383,428	383,409	383,335

1Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by NAREIT. NAREIT defines FFO as “net income (computed in accordance with GAAP) excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity.”
2FFO, Normalized FFO and Funds Available for Distribution ("FAD") do not represent cash generated from operating activities determined in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs. FFO, Normalized FFO and FAD should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.
3Potential common shares are not included in the computation of diluted earnings per share when a loss exists, as the effect would be an antidilutive per share amount.
4For 1Q 2024, basic weighted average common shares outstanding was the denominator used in the per share calculation.
5In 1Q 2023, allowance for credit losses included a $5.2 million credit allowance for a mezzanine loan and a $3.4 million reserve for three skilled nursing facilities.
6Includes the Company's proportionate share of normalizing items related to unconsolidated joint ventures such as lease intangibles and acquisition and pursuit costs.
7Includes the amortization of deferred financing costs, discounts and premiums, and non-cash financing receivable amortization.
8Includes the Company's proportionate share of straight-line rent, net and rent reserves, net related to unconsolidated joint ventures.
9The Company utilizes the treasury stock method, which includes the dilutive effect of nonvested share-based awards outstanding of 254,261 for the three months ended March 31, 2024. Also includes the diluted impact of 3,681,225 OP units outstanding.

HEALTHCARE REALTY	1Q 2024 SUPPLEMENTAL INFORMATION 11

Capital Funding & Commitments
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

ACQUISITION AND RE/DEVELOPMENT FUNDING
	1Q 2024	4Q 2023	3Q 2023	2Q 2023	1Q 2023
Acquisitions [1]	$—	$—	$11,450	$—	$31,500
Re/development [2]	21,580	32,272	30,945	32,068	16,928
1st generation TI & acquisition capex [3]	12,421	7,632	9,013	10,258	11,870

MAINTENANCE CAPITAL EXPENDITURES FUNDING
	1Q 2024	4Q 2023	3Q 2023	2Q 2023	1Q 2023
2nd generation TI	$20,204	$18,715	$21,248	$17,236	$8,882
Leasing commissions paid	15,215	14,978	8,907	5,493	7,013
Capital expenditures	5,363	17,393	14,354	8,649	8,946
	$40,782	$51,086	$44,509	$31,378	$24,841
% of Cash NOI
2nd generation TI	10.1%	9.2%	10.4%	8.3%	4.2%
Leasing commissions paid	7.6%	7.3%	4.4%	2.6%	3.3%
Capital expenditures	2.7%	8.5%	7.0%	4.2%	4.3%
	20.4%	25.0%	21.8%	15.1%	11.8%

LEASING COMMITMENTS [4]
	1Q 2024	4Q 2023	3Q 2023	2Q 2023	1Q 2023
Renewals
Square feet	1,454,998	582,239	625,762	638,587	949,285
2nd generation TI/square foot/lease year	$2.39	$1.89	$1.76	$1.64	$1.84
Leasing commissions/square foot/lease year	$0.90	$1.66	$1.48	$1.19	$0.87
Renewal commitments as a % of annual net rent	13.8%	12.7%	13.1%	12.8%	11.5%
WALT (in months) [5]	60.5	43.1	42.1	56.7	56.8

New leases
Square feet	337,357	315,243	344,524	205,565	274,344
2nd generation TI/square foot/lease year	$7.32	$5.98	$5.57	$7.11	$4.44
Leasing commissions/square foot/lease year	$1.68	$1.72	$1.81	$1.40	$0.83
New lease commitments as a % of annual net rent	42.8%	33.4%	32.1%	45.0%	21.6%
WALT (in months) [5]	92.8	90.2	85.8	81.3	84.7

All
Square feet	1,792,355	897,482	970,286	844,152	1,223,629
Leasing commitments as a % of annual net rent	20.5%	21.9%	22.6%	21.7%	14.7%
WALT (in months) [5]	66.6	59.6	57.6	62.7	63.1

1Acquisitions include properties acquired through joint ventures at the Company's ownership percentage.
2Re/development funding includes capital spend on re/developments, development completions and unstabilized properties.
3Acquisition capex includes near-term fundings underwritten as part of recent acquisitions. 1st generation tenant improvements for re/developments are excluded.
4Reflects leases commencing in the quarter. Excludes recently acquired or disposed properties, development completions, construction in progress, land held for development, corporate property, redevelopment properties, unstabilized properties, planned dispositions and assets classified as held for sale.
5WALT = weighted average lease term.

HEALTHCARE REALTY	1Q 2024 SUPPLEMENTAL INFORMATION 12

Debt Metrics[1]
DOLLARS IN THOUSANDS

SUMMARY OF INDEBTEDNESS AS OF MARCH 31, 2024
	PRINCIPAL BALANCE	BALANCE [1]	MATURITY DATE	MONTHS TO MATURITY [2]	INTEREST EXPENSE	CONTRACTUAL INTEREST EXPENSE	CONTRACTUAL RATE	EFFECTIVE RATE	FAIR VALUE MERGER ADJUSTED
SENIOR NOTES	$250,000	$249,579	5/1/2025	13	$2,470	$2,422	3.88%	4.12%
	600,000	580,933	8/1/2026	28	7,166	5,250	3.50%	4.94%	Y
	500,000	484,802	7/1/2027	39	5,762	4,688	3.75%	4.76%	Y
	300,000	297,577	1/15/2028	46	2,784	2,719	3.63%	3.85%
	650,000	578,037	2/15/2030	71	7,632	5,037	3.10%	5.30%	Y
	299,500	296,881	3/15/2030	72	1,928	1,797	2.40%	2.72%
	299,785	295,958	3/15/2031	84	1,592	1,536	2.05%	2.25%
	800,000	653,864	3/15/2031	84	8,343	4,000	2.00%	5.13%	Y
	$3,699,285	$3,437,631		56	$37,677	$27,449	2.97%	4.43%
TERM LOANS	$350,000	$349,885	7/20/2025	16	$5,647	$5,647	SOFR + 1.04%	6.36%
	200,000	199,961	5/31/2026	26	3,227	3,227	SOFR + 1.04%	6.36%
	150,000	149,679	6/1/2026	26	2,420	2,420	SOFR + 1.04%	6.36%
	300,000	299,964	10/31/2026	31	4,841	4,841	SOFR + 1.04%	6.36%
	200,000	199,537	7/20/2027	39	3,227	3,227	SOFR + 1.04%	6.36%
	300,000	298,393	1/20/2028	45	4,841	4,841	SOFR + 1.04%	6.36%
	$1,500,000	$1,497,419		30	$24,203	$24,203		6.36%
$1.5B CREDIT FACILITY	$120,000	$120,000	10/31/2027	43	$676	$676	SOFR + 0.94%	6.27%
MORTGAGES	$53,425	$53,229	various	22	$550	$562	4.05%	4.18%
	$5,372,710	$5,108,279		46	$63,106	$52,890	4.00%	5.04%	$2,550,000
Interest rate swaps					(4,191)	(4,191)
Interest cost capitalization					(942)	—
Unsecured credit facility fee & deferred financing costs					1,966	759
Amortization of fair value of swap maturing January 2024					177	—	1.21%	3.21%	Y
Financing right-of-use asset amortization					938	—
					$61,054	$49,458

DEBT MATURITIES SCHEDULE AS OF MARCH 31, 2024
	PRINCIPAL PAYMENTS
	BANK LOANS	SENIOR NOTES	MORTGAGE NOTES	TOTAL	WA RATE
2024			$8,146	$8,146	4.07%
2025	$350,000	$250,000	16,375	616,375	5.29%
2026	650,000	600,000	28,904	1,278,904	4.94%
2027	320,000	500,000		820,000	4.75%
2028	300,000	300,000		600,000	4.99%
Thereafter		2,049,285		2,049,285	2.41%
Total	$1,620,000	$3,699,285	$53,425	$5,372,710	4.00%
Fixed rate debt balance	$1,075,000	$3,699,285	$53,425	$4,827,710
% fixed rate debt				90%
Company share of JV net debt			$23,276

INTEREST RATE SWAPS
MATURITY	AMOUNT	FIXED SOFR RATE
May 2026	275,000	3.74%
June 2026	150,000	3.83%
December 2026	150,000	3.84%
June 2027	200,000	4.27%
December 2027	300,000	3.93%
As of 3/31/2024	$1,075,000	3.92%

1Balances are reflected net of discounts, fair value adjustments, and deferred financing costs and include premiums.
2Includes extension options.

HEALTHCARE REALTY	1Q 2024 SUPPLEMENTAL INFORMATION 13

Debt Covenants & Liquidity
DOLLARS IN THOUSANDS

SELECTED FINANCIAL DEBT COVENANTS YEAR ENDED MARCH 31, 2024 [1]
	CALCULATION	REQUIREMENT	PER DEBT COVENANTS
Revolving credit facility and term loan
Leverage ratio	Total debt/total capital	Not greater than 60%	37.9%
Secured leverage ratio	Total secured debt/total capital	Not greater than 30%	0.4%
Unencumbered leverage ratio	Unsecured debt/unsecured real estate	Not greater than 60%	40.7%
Fixed charge coverage ratio	EBITDA/fixed charges	Not less than 1.50x	3.1x
Unsecured coverage ratio	Unsecured EBITDA/unsecured interest	Not less than 1.75x	3.1x
Asset investments	Unimproved land, JVs & mortgages/total assets	Not greater than 35%	8.4%

Senior Notes
Incurrence of total debt	Total debt/total assets	Not greater than 60%	38.1%
Incurrence of debt secured by any lien	Secured debt/total assets	Not greater than 40%	0.4%
Maintenance of total unsecured assets	Unencumbered assets/unsecured debt	Not less than 150%	259.8%
Debt service coverage	EBITDA/interest expense	Not less than 1.5x	3.2x

Other
Net debt to adjusted EBITDA [2]	Net debt (debt less cash)/adjusted EBITDA	Not required	6.5x
Net debt to enterprise value [3]	Net debt/enterprise value	Not required	49.5%

LIQUIDITY SOURCES
Cash	$26,172
Unsecured credit facility availability	1,380,000
Consolidated unencumbered assets (gross) [4]	13,269,798

1Does not include all financial and non-financial covenants and restrictions that are required by the Company's various debt agreements. Financial measures include the Company's proportionate share of unconsolidated joint ventures, as applicable.
2Net debt includes the Company's share of unconsolidated JV net debt. See page 25 for a reconciliation of adjusted EBITDA.
3Based on the closing price of $14.15 on March 28, 2024 and 385,159,184 shares outstanding including outstanding OP units.
4Annualized first quarter 2024 unencumbered asset NOI was $774.3 million.

HEALTHCARE REALTY	1Q 2024 SUPPLEMENTAL INFORMATION 14

Re/development Activity
DOLLARS IN THOUSANDS

RE/DEVELOPMENT PROJECTS
MARKET	ASSOCIATED HEALTH SYSTEM	SQUARE FEET	CURRENT LEASED %	BUDGET	COST TO COMPLETE	ESTIMATED COMPLETION/INITIAL LEASE COMMENCEMENT
Recently completed development
Nashville, TN	Ascension	106,194	88%	$44,000	$6,670	In service
Active development
Raleigh, NC	UNC REX Health	120,694	42%	52,600	18,259	4Q 2024
Phoenix, AZ	HonorHealth	101,000	80%	54,000	26,853	4Q 2024
Orlando, FL [1]	Advent Health	156,566	78%	65,000	31,402	2Q 2025
Total development		484,454	72%	$215,600	$83,184
Projected stabilized yield - 6.5%-8.0%
Estimated stabilization period post completion - 12 - 36 months

Active redevelopment
Washington, DC	Inova Health	259,290	85%	$17,557	$7,588	2Q 2024
Houston, TX	HCA	314,861	63%	30,000	22,987	4Q 2025
Charlotte, NC	Novant Health	169,135	58%	18,700	13,159	1Q 2026
Washington, DC	Inova Health	57,323	60%	10,078	4,630	1Q 2026
Total redevelopment		800,609	69%	$76,335	$48,364
Occupied %			64%
Projected stabilized yield - 9.0%-12.0%
Estimated stabilization period post completion - 12 - 36 months

Total active re/development projects		1,285,063	70%	$291,935	$131,548

1Investment is a construction loan with purchase rights upon completion.

HEALTHCARE REALTY	1Q 2024 SUPPLEMENTAL INFORMATION 15

Portfolio [1,2]
DOLLARS IN THOUSANDS

MARKETS
		WHOLLY OWNED COUNT	SQUARE FEET						WHOLLY OWNED
MARKET	MSA RANK		MOB	INPATIENT	OFFICE	WHOLLY OWNED	JOINT VENTURES[3]	TOTAL	% OF NOI	CUMULATIVE % OF NOI
Dallas, TX	4	43	3,230,488	146,519	199,800	3,576,807	226,076	3,802,883	8.9%	8.9%
Seattle, WA	15	29	1,592,501			1,592,501		1,592,501	6.3%	15.2%
Houston, TX	5	31	2,351,135	67,500		2,418,635		2,418,635	4.8%	20.0%
Charlotte, NC	22	32	1,792,908			1,792,908		1,792,908	4.4%	24.4%
Denver, CO	19	33	1,780,819		93,869	1,874,688	116,616	1,991,304	4.2%	28.6%
Los Angeles, CA	2	20	1,034,336	63,000		1,097,336	702,453	1,799,789	4.2%	32.8%
Atlanta, GA	9	27	1,423,141			1,423,141		1,423,141	3.9%	36.7%
Boston, MA	11	17	806,410			806,410		806,410	3.6%	40.3%
Miami, FL	7	18	1,196,531			1,196,531		1,196,531	3.2%	43.5%
Raleigh, NC	42	29	1,115,743			1,115,743		1,115,743	3.0%	46.5%
Nashville, TN	36	13	1,241,872		108,691	1,350,563		1,350,563	3.0%	49.5%
Phoenix, AZ	10	35	1,512,304			1,512,304		1,512,304	2.9%	52.4%
Tampa, FL	18	19	971,975			971,975		971,975	2.7%	55.1%
Austin, TX	29	13	863,700			863,700		863,700	2.6%	57.7%
Indianapolis, IN	33	40	1,162,955	61,398		1,224,353	273,479	1,497,832	2.5%	60.2%
New York, NY	1	15	704,415			704,415		704,415	2.2%	62.4%
Memphis, TN	43	11	802,221	54,416		856,637		856,637	1.9%	64.3%
San Francisco, CA	12	6	452,666			452,666	110,865	563,531	1.9%	66.2%
Chicago, IL	3	6	607,845			607,845		607,845	1.9%	68.1%
Honolulu, HI	56	6	439,500			439,500		439,500	1.8%	69.9%
Other (48 markets)		210	10,678,027	540,974	1,228,363	12,447,364	519,911	12,967,275	30.1%	100.0%
Total		653	35,761,492	933,807	1,630,723	38,326,022	1,949,400	40,275,422	100.0%
Number of properties			630	15	8	653	34	687
% of square feet			93.3%	2.4%	4.3%	100.0%
% multi-tenant			85.9%	—%	64.3%	82.9%
Investment			$12,248,065	$436,313	$468,899	$13,153,278
Quarterly cash NOI [1]			$181,137	$8,155	$6,227	$195,519
% of cash NOI			92.6%	4.2%	3.2%	100.0%

BY OWNERSHIP AND TENANT TYPE
	WHOLLY OWNED		JOINT VENTURES[3]
	MULTI-TENANT	SINGLE-TENANT	MULTI-TENANT	SINGLE-TENANT	TOTAL
Number of properties	528	125	24	10	687
Square feet	31,765,733	6,560,289	1,594,634	354,766	40,275,422
% of square feet	78.8%	16.3%	4.0%	0.9%	100.0%
Investment [1]	$10,422,082	$2,731,196	$278,544	$83,628	$13,515,450
Quarterly cash NOI [1]	$150,614	$44,906	$3,693	$1,262	$200,475
% of cash NOI	75.1%	22.4%	1.9%	0.6%	100.0%

1Gross investment and quarterly cash NOI are reflected at the Company's ownership percentage.
2Excludes assets held for sale, land held for development, construction in progress and corporate property.
3The Company's weighted average ownership percentage in its joint ventures was approximately 44%.

HEALTHCARE REALTY	1Q 2024 SUPPLEMENTAL INFORMATION 16

Health Systems [1]

MOB PORTFOLIO
			BUILDING SQUARE FEET			# OF BLDGS		LEASED BY HEALTH SYSTEM	% OF LEASED SF	# OF LEASES
HEALTH SYSTEM	SYSTEM RANK [2]	CREDIT RATING	ON/ADJACENT [3]	OFF-CAMPUS AFFILIATED [4]	TOTAL		% OF NOI
HCA	1	BBB-/Baa3	2,105,415	779,288	2,884,703	43	8.6%	821,724	2.6%	131
Baylor Scott & White	21	AA-/Aa3	2,570,180	66,376	2,636,556	29	6.8%	1,271,509	4.1%	195
CommonSpirit	4	A-/A3	1,801,813	540,834	2,342,647	42	6.2%	728,994	2.3%	143
Ascension Health	3	AA+/Aa2	2,262,563	97,551	2,360,114	25	5.8%	968,077	3.1%	148
Advocate Health	14	AA/Aa3	790,317	496,198	1,286,515	20	4.1%	1,130,858	3.6%	104
Wellstar Health System	75	A+/A2	896,773	23,088	919,861	18	2.8%	582,754	1.9%	81
UW Medicine (Seattle)	91	AA+/Aaa	461,363	169,709	631,072	10	2.7%	294,971	0.9%	32
AdventHealth	11	AA/Aa2	758,638	118,585	877,223	13	2.6%	384,529	1.2%	82
Trinity Health	7	AA-/Aa3	830,772	184,318	1,015,090	14	2.4%	542,027	1.7%	73
Tenet Healthcare Corporation	6	B+/B1	884,029	238,375	1,122,404	17	2.3%	309,949	1.0%	62
Baptist Memorial Health Care	89	A-2/--	544,122	252,414	796,536	10	2.1%	434,721	1.4%	56
Community Health Systems	8	CCC+/Caa2	785,169	—	785,169	16	2.0%	353,558	1.1%	45
Providence Health & Services	5	A/A2	330,287	31,601	361,888	8	1.7%	137,032	0.4%	25
Cedars-Sinai Health Systems	51	AA-/Aa3	199,701	90,607	290,308	5	1.7%	65,278	0.2%	21
Hawaii Pacific Health	181	--/A1	173,502	124,925	298,427	3	1.5%	98,398	0.3%	39
Banner Health	24	AA-/--	749,075	31,039	780,114	24	1.4%	134,107	0.4%	34
WakeMed	185	--/A2	380,141	101,597	481,738	14	1.4%	144,265	0.5%	21
Bon Secours Health System	22	A+/A2	405,945	—	405,945	6	1.3%	242,817	0.8%	50
Sutter Health	12	A+/A1	175,591	76,507	252,098	3	1.2%	93,229	0.3%	19
Overlake Health System	291	BBB+/Baa1	230,710	—	230,710	3	1.2%	73,676	0.2%	7
Memorial Hermann Health	39	A+/Aa3	444,780	—	444,780	8	1.2%	257,409	0.8%	4
Other (70 credit rated)			6,953,056	3,674,423	10,627,479	206	29.6%	4,437,662	14.2%
Subtotal - credit rated [5]			24,733,942	7,097,435	31,831,377	537	90.6%	13,507,544	43.0%
Other non-credit rated [6]			1,042,749	470,851	1,513,600	34	4.5%	861,880	2.8%
Off-campus non-affiliated [7]			—	2,416,515	2,416,515	59	4.9%	—	—%
Wholly-owned			25,776,691	9,984,801	35,761,492	630	100.0%	14,369,424	45.8%
Joint ventures			1,143,456	579,868	1,723,324
Total			26,920,147	10,564,669	37,484,816

1Excludes construction in progress and assets classified as held for sale.
2Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database.
3The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.
4Includes off-campus buildings where health systems lease 20% or more of the property and/or are located within 2 miles from a hospital campus.
5Based on square footage, 83% is associated and 41% is leased by an investment-grade rated healthcare provider.
6Includes 34 properties associated with hospital systems that are not credit rated. Steward Health leases 580,000 square feet and represents 1.6% of total company ABR.
7Includes off-campus buildings that are not 20% or more leased by a health system and are more than two miles from a hospital campus.

HEALTHCARE REALTY	1Q 2024 SUPPLEMENTAL INFORMATION 17

MOB Proximity to Hospital [1,2]

MOB BY LOCATION
	# OF PROPERTIES	SQUARE FEET	TOTAL	% GROUND LEASED
On campus	236	18,183,081	48.5%	37.6%
Adjacent to campus [3]	185	8,737,066	23.3%	3.4%
Total on/adjacent	421	26,920,147	71.8%	41.0%
Off campus - affiliated [4]	174	8,014,793	21.4%	3.7%
Off campus	62	2,549,876	6.8%	0.6%
	657	37,484,816	100.0%	45.3%
Wholly-owned	630	35,761,492
Joint ventures	27	1,723,324

MOB BY CLUSTER [5]
	TOTAL			HOSPITAL CENTRIC [6]
	# OF PROPERTIES	SQUARE FEET	% OF MOB SQUARE FEET	# OF PROPERTIES	SQUARE FEET	% OF MOB SQUARE FEET
Clustered	474	26,237,339	70.0%	391	22,916,995	72.3%
Non-clustered	183	11,247,477	30.0%	126	8,770,915	27.7%
Total	657	37,484,816	100.0%	517	31,687,910	100.0%

1Includes joint venture properties and excludes construction in progress and assets classified as held for sale.
2Proximity to hospital campus includes acute care hospitals with inpatient beds. The Company does not consider inpatient rehab hospitals (IRFs), skilled nursing facilities (SNFs) or long-term acute care hospitals (LTACHs) to be hospital campuses for distance calculations.
3The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.
4Includes off-campus buildings where health systems lease 20% or more of the property and/or are located within 2 miles from a hospital campus.
5A cluster is defined as at least two properties within a geographic radius of two miles. The Company believes clusters provide operational efficiencies and greater local leasing knowledge that accelerate NOI growth.
6Includes buildings that are located within two miles of a hospital campus.

HEALTHCARE REALTY	1Q 2024 SUPPLEMENTAL INFORMATION 18

Lease Maturity & Occupancy[1]

LEASE MATURITY SCHEDULE
	SQUARE FEET						# OF WHOLLY-OWNED LEASES
	WHOLLY-OWNED AND JOINT VENTURE
	MULTI-TENANT [2]	SINGLE-TENANT	TOTAL	% OF TOTAL	JOINT VENTURES	WHOLLY-OWNED
Month-to-month	429,643	2,946	432,589	1.2%	13,335	419,254	184
Q2 2024	1,042,018	78,584	1,120,602	3.2%	55,305	1,065,297	340
Q3 2024	1,135,409	456,522	1,591,931	4.5%	111,397	1,480,534	354
Q4 2024	1,054,603	104,517	1,159,120	3.3%	28,977	1,130,143	304
2025	4,065,381	933,060	4,998,441	14.2%	187,084	4,811,357	1,191
2026	3,938,139	304,579	4,242,718	12.1%	135,601	4,107,117	1,066
2027	3,627,213	1,030,094	4,657,307	13.2%	159,643	4,497,664	960
2028	3,162,337	610,332	3,772,669	10.7%	106,363	3,666,306	847
2029	2,230,758	871,252	3,102,010	8.8%	348,982	2,753,028	542
2030	1,869,407	756,694	2,626,101	7.5%	87,788	2,538,313	370
2031	1,168,087	236,689	1,404,776	4.0%	29,760	1,375,016	270
2032	1,856,514	361,573	2,218,087	6.3%	62,415	2,155,672	301
2033	963,068	207,370	1,170,438	3.3%	40,812	1,129,626	204
Thereafter	1,962,836	748,273	2,711,109	7.6%	317,826	2,393,283	287
Total occupied	28,505,413	6,702,485	35,207,898	87.4%	1,685,288	33,522,610	7,220
Total building	33,360,367	6,915,055	40,275,422		1,949,400	38,326,022
Occupancy	85.4%	96.9%	87.4%		86.5%	87.5%
Leased %	87.1%	96.9%	88.7%		86.7%	88.9%
WALTR (months) [3]	49.9	66.2	53.0			51.7
WALT (months) [3]	95.5	137.6	103.5			101.7

QUARTERLY LEASING ACTIVITY [4]
	MULTI-TENANT		SINGLE-TENANT		TOTAL
	ABSORPTION ACTIVITY	SQUARE FEET	ABSORPTION ACTIVITY	SQUARE FEET	ABSORPTION ACTIVITY	SQUARE FEET
Occupied square feet, beginning of period		28,448,571		6,820,934		35,269,505
Dispositions and assets held for sale		(130)		(24,580)		(24,710)
Expirations and early vacates	(1,603,203)		(510,355)		(2,113,558)
Renewals, amendments and extensions	1,180,501		414,617		1,595,118
New lease commencements	479,674		1,869		481,543
Absorption		56,972		(93,869)		(36,897)
Occupied square feet, end of period		28,505,413		6,702,485		35,207,898

1Excludes land held for development, construction in progress, corporate property and assets classified as held for sale, unless noted otherwise.
2The average lease size in the wholly-owned multi-tenant portfolio is 3,934 square feet.
3WALTR = weighted average lease term remaining; WALT = weighted average lease term.
4Excludes month-to-month activity until such time that a term renewal is signed or the tenant vacates.

HEALTHCARE REALTY	1Q 2024 SUPPLEMENTAL INFORMATION 19

Leasing Statistics [1]

SAME STORE RENEWALS [1]
1Q 2024

MOB cash leasing spreads [2]	3.7%

MOB cash leasing spreads distribution
< 0% spread	4.3%
0-3% spread	10.5%
3-4% spread	54.0%
> 4% spread	31.2%
Total	100.0%

MOB tenant retention rate	84.8%

AVERAGE IN-PLACE CONTRACTUAL INCREASES [3]
	MULTI-TENANT		SINGLE-TENANT		TOTAL
	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT
Same store [1]	2.89%	72.6%	2.53%	18.5%	2.81%	91.1%
Acquisitions	3.16%	0.4%	—%	—%	3.16%	0.4%
Other [4]	2.70%	7.0%	2.19%	1.4%	2.61%	8.5%
Total	2.87%	80.0%	2.51%	19.9%	2.80%	100.0%
Escalator type
Fixed	2.83%	96.9%	2.55%	88.4%	2.78%	95.2%
CPI	4.13%	3.1%	2.21%	11.6%	3.20%	4.8%

SAME STORE TYPE AND OWNERSHIP STRUCTURE [1]
	MULTI-TENANT	SINGLE-TENANT	TOTAL
Tenant type
Hospital	47.1%	69.4%	51.4%
Physician and other	52.9%	30.6%	48.6%

Lease structure
Gross	8.9%	1.9%	7.6%
Modified gross	31.3%	10.2%	27.3%
Net	59.8%	65.8%	60.9%
Absolute net [5]	—%	22.1%	4.2%

Ownership type
Ground lease	44.3%	38.5%	43.3%
Fee simple	55.7%	61.5%	56.7%

# OF LEASES BY SIZE [6]
LEASED SQUARE FEET	# OF LEASES	WALT	WALTR
0 - 2,500	3,689	71.2	40.0
2,501 - 5,000	1,825	82.3	44.8
5,001 - 7,500	640	92.0	49.1
7,501 - 10,000	365	97.7	56.1
10,001 +	701	121.8	64.1
Total Leases	7,220	101.7	51.7

1Same store properties are properties that have been included in operations for the duration of the year-over-year comparison period presented. Accordingly, same store properties exclude properties that were recently acquired or disposed of, properties classified as held for sale or intended for sale, properties undergoing redevelopment, and newly redeveloped or developed properties.
2Excludes non-MOB renewals of 68,000 square feet and 164,000 square feet for the first quarter and trailing twelve months, respectively.
3Excludes leases with lease terms of one year or less.
4Includes redevelopment properties, development completion, and joint ventures.
5Tenant is typically responsible for operating expenses and capital obligations.
6Excludes joint ventures, land held for development, construction in progress, corporate property and assets classified as held for sale.

HEALTHCARE REALTY	1Q 2024 SUPPLEMENTAL INFORMATION 20

Same Store[1]
DOLLARS IN THOUSANDS, EXCEPT PER SQUARE FOOT DATA

TOTAL CASH NOI
	% of Total NOI	1Q 2024	4Q 2023	1Q 2023	Y-o-Y% CHANGE
Multi-tenant	73%	$146,339	$146,998	$143,231	2.2%
Single-tenant	22%	44,883	42,740	42,565	5.4%
Joint venture	2%	4,833	4,652	4,563	5.9%
Same store	98%	$196,055	$194,390	$190,359	3.0%
Planned dispositions	—%	44	117	544	(91.9%)
Re/development	1%	2,814	3,478	3,610	(22.0%)
Wholly owned and joint venture acquisitions	—%	835	614	148	464.2%
Development completions	—%	731	687	443	65.0%
Completed dispositions & assets held for sale	—%	(101)	4,785	14,370	(100.7%)
Total cash NOI	100%	$200,378	$204,071	$209,474	(4.3%)

PORTFOLIO OCCUPANCY AND ABSORPTION
			OCCUPANCY %			ABSORPTION (square feet in thousands)
	COUNT	SQUARE FEET	1Q 2024	4Q 2023	1Q 2023	SEQUENTIAL	Y-O-Y
Multi-tenant	502	29,750,173	87.4%	87.2%	87.0%	46	114
Single-tenant	122	6,351,134	99.6%	99.6%	99.4%	—	14
Joint venture	33	1,912,709	86.2%	86.0%	86.8%	4	(11)
Same store	657	38,014,016	89.3%	89.2%	89.0%	50	117
Planned dispositions	5	227,686	25.9%	25.5%	30.4%	1	(10)
Re/development	18	1,502,989	51.7%	58.6%	59.6%	(104)	(119)
Wholly owned and joint venture acquisitions	3	195,328	97.8%	97.8%	95.2%	—	8
Development completions	4	335,403	64.5%	59.7%	58.1%	16	83
Total portfolio	687	40,275,422	87.4%	87.5%	87.5%	(37)	79
Joint ventures	34	1,949,400	86.5%	86.2%	87.0%	4	(11)
Total wholly-owned	653	38,326,022	87.5%	87.6%	87.5%	(41)	90

Multi-tenant	552	33,360,367	85.4%	85.3%	85.2%	57	196

1Same store properties are properties that have been included in operations for the duration of the year-over-year comparison period presented. Accordingly, same store properties exclude properties that were recently acquired or disposed of, properties classified as held for sale or intended for sale, properties undergoing redevelopment, and newly redeveloped or developed properties.

HEALTHCARE REALTY	1Q 2024 SUPPLEMENTAL INFORMATION 21

Same Store[1,2]
DOLLARS IN THOUSANDS, EXCEPT PER SQUARE FOOT DATA

SAME STORE CASH NOI
	TOTAL
	1Q 2024	4Q 2023	1Q 2023
Base revenue	$234,333	$232,662	$228,118
Op. exp. recoveries	73,331	71,375	71,992
Revenues	$307,664	$304,037	$300,110
Expenses	111,609	109,648	109,751
Cash NOI	$196,055	$194,389	$190,359
Revenue per occ SF [3]	$36.26	$35.91	$35.50
Margin	63.7%	63.9%	63.4%
Average occupancy	89.3%	89.1%	89.0%
Period end occupancy	89.3%	89.2%	89.0%
Number of properties	657	657	657

Year-Over-Year Change
Revenue per occ SF [3]	2.1%
Avg occupancy (bps)	+30
Revenues	2.5%
Base revenue	2.7%
Exp recoveries	1.9%
Expenses	1.7%
Cash NOI	3.0%

1Same store properties are properties that have been included in operations for the duration of the year-over-year comparison period presented. Accordingly, same store properties exclude properties that were recently acquired or disposed of, properties classified as held for sale or intended for sale, properties undergoing redevelopment, and newly redeveloped or developed properties.
2Excludes recently acquired or disposed properties, development completions, construction in progress, land held for development, corporate property, redevelopment properties, planned dispositions and assets classified as held for sale.
3Revenue per occ SF is calculated by dividing revenue by the average of the occupied SF for the period provided. Quarterly revenue per occ SF is annualized.

HEALTHCARE REALTY	1Q 2024 SUPPLEMENTAL INFORMATION 22

NOI Reconciliations
DOLLARS IN THOUSANDS

BOTTOM UP RECONCILIATION
	1Q 2024	4Q 2023	1Q 2023
Net loss	($315,220)	($41,676)	($88,078)
Other income (expense)	327,646	54,382	94,407
General and administrative expense	14,787	14,609	14,935
Depreciation and amortization expense	178,119	180,049	184,479
Other expenses [1]	4,727	4,899	7,940
Straight-line rent expense	935	1,484	1,537
Straight-line rent revenue	(8,568)	(9,356)	(9,782)
Other revenue [2]	(7,006)	(5,078)	(733)
Joint venture property cash NOI	4,958	4,758	4,769
Cash NOI	$200,378	$204,071	$209,474
Planned dispositions	(44)	(117)	(544)
Redevelopment	(2,814)	(3,478)	(3,610)
Wholly owned and joint venture acquisitions	(835)	(614)	(148)
Development completions	(731)	(687)	(443)
Completed dispositions & assets held for sale	101	(4,785)	(14,370)
Same store cash NOI	$196,055	$194,390	$190,359
Same store joint venture properties	(4,833)	(4,652)	(4,563)
Same store excluding JVs	$191,222	$189,738	$185,796

TOP DOWN RECONCILIATION
	1Q 2024	4Q 2023	1Q 2023
Rental income before rent concessions	$321,833	$325,772	$328,115
Rent concessions	(3,757)	(3,696)	(4,022)
Rental income	318,076	322,076	324,093
Parking income	2,545	2,392	2,391
Interest from financing receivable, net	2,117	2,132	2,227
Exclude straight-line rent revenue	(8,568)	(9,356)	(9,782)
Exclude other non-cash revenue [3]	(3,163)	(1,513)	3,594
Cash revenue	311,007	315,731	322,523
Property operating expense	(121,078)	(121,362)	(122,040)
Exclude non-cash expenses [4]	5,491	4,944	4,222
Joint venture property cash NOI	4,958	4,758	4,769
Cash NOI	$200,378	$204,071	$209,474
Planned dispositions	(44)	(117)	(544)
Redevelopment	(2,814)	(3,478)	(3,610)
Wholly owned and joint venture acquisitions	(835)	(614)	(148)
Development completions	(731)	(687)	(443)
Completed dispositions & assets held for sale	101	(4,785)	(14,370)
Same store cash NOI	$196,055	$194,390	$190,359
Same store joint venture properties	(4,833)	(4,652)	(4,563)
Same store excluding JVs	$191,222	$189,738	$185,796

1Includes transaction costs, merger-related costs, rent reserves, above and below market ground lease intangible amortization, leasing commission amortization, non-cash adjustments for financing receivables, and ground lease straight-line rent.
2Includes management fee income, interest, above and below market lease intangible amortization, lease inducement amortization, lease termination fees, deferred financing cost amortization and principal related to investment in financing receivable, and tenant improvement overage amortization.
3Includes above and below market intangibles, lease inducements, lease termination fees, deferred financing cost amortization, financing receivable, and TI amortization.
4Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.

HEALTHCARE REALTY	1Q 2024 SUPPLEMENTAL INFORMATION 23

NOI Reconciliations
DOLLARS IN THOUSANDS

RECONCILIATION OF NOI TO FULL QUARTER FFO AND NORMALIZED FFO
	1Q 2024	4Q 2023	1Q 2023
Cash NOI	$200,378	$204,071	$209,474
General and administrative expense	(14,787)	(14,609)	(14,935)
Straight-line rent	8,568	9,356	9,782
Interest and other income (expense), net	275	65	547
Management fees and other income	1,646	1,551	2,227
Note receivable interest income	2,421	2,290	1,987
Other non-cash revenue [1]	2,939	1,237	(3,479)
Other non-cash expenses [2]	(5,268)	(4,668)	(4,336)
Non-real estate impairment	—	—	(5,196)
Income taxes	336	330	382
Unconsolidated JV adjustments	(427)	(352)	(357)
Debt Covenant EBITDA	$196,081	$199,271	$196,096
Interest expense	(61,054)	(63,187)	(63,759)
Transaction costs	(395)	(301)	(287)
Merger-related costs	—	(1,414)	(4,855)
Leasing commission amortization [3]	4,467	3,818	3,002
Non-real estate depreciation and amortization	(1,424)	(1,596)	(1,372)
Non controlling interest	106	652	(114)
Goodwill impairment	(250,530)	—	—
Income taxes	(336)	(330)	(382)
Unconsolidated JV adjustments	(385)	(393)	(351)
FFO	($113,470)	$136,520	$127,978
Transaction costs	395	301	287
Merger-related costs	—	1,414	4,855
Lease intangible amortization	175	261	146
Significant non-recurring legal fees/forfeited earnest money received	—	(100)	—
Severance costs	—	1,445	—
Merger-related fair value adjustment	10,105	10,800	10,864
Allowance for credit losses	—	—	8,599
Goodwill impairment	250,530	—	—
Unconsolidated JV normalizing items	87	89	117
Normalized FFO	$147,822	$150,730	$152,846

1Includes above and below market lease intangibles, interest income related to sales-type leases, lease inducements, lease termination fees, deferred financing cost amortization, and principle related to investment in financing receivable and TI amortization.
2Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.
3Leasing commission amortization is included in the real estate depreciation and amortization add-back for FFO.

HEALTHCARE REALTY	1Q 2024 SUPPLEMENTAL INFORMATION 24

EBITDA Reconciliations
DOLLARS IN THOUSANDS

RECONCILIATION OF EBITDA
	1Q 2024	4Q 2023	1Q 2023
Net loss	($315,220)	($41,676)	($88,078)
Interest expense	61,054	63,187	63,759
Income taxes	336	330	382
Depreciation and amortization	178,119	180,049	184,479
Unconsolidated JV depreciation, amortization, and interest	4,952	4,836	5,192
EBITDA	$(70,759)	$206,726	$165,734
Transaction costs	395	301	287
Merger-related costs	—	1,414	4,855
Gain on sales of real estate properties	(22)	(20,573)	(1,007)
Impairments on real estate assets	15,937	11,403	26,227
Goodwill Impairment	250,530	—	—
Debt Covenant EBITDA	$196,081	$199,271	$196,096
Leasing commission amortization [1]	4,467	3,818	3,002
Lease intangibles, franchise taxes and prepaid ground amortization	975	473	1,037
Timing impact [2]	—	(4,155)	(945)
Stock based compensation	3,562	3,566	3,745
Allowance for credit losses	—	—	8,599
Rent reserves, net	(151)	1,404	1,371
Unconsolidated JV adjustments	87	89	117
Adjusted EBITDA	$205,021	$204,466	$213,022
Annualized Adjusted EBITDA	$820,084	$817,864	$852,088

RECONCILIATION OF NET DEBT
Debt (principal balance)	$5,372,710	$5,270,037	$5,667,955
Share of unconsolidated net debt	23,276	24,284	27,640
Cash	(26,172)	(25,699)	(49,941)
Net debt	$5,369,814	$5,268,622	$5,645,654

Net debt to adjusted EBITDA	6.5x	6.4x	6.6x

1Leasing commission amortization is included in the real estate depreciation and amortization add-back for FFO.
2Timing adjustments to represent a full quarter impact of acquisitions and dispositions.

HEALTHCARE REALTY	1Q 2024 SUPPLEMENTAL INFORMATION 25

Components of Net Asset Value
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

CASH NOI BY PROPERTY TYPE
	1Q 2024
ASSET TYPE	SAME STORE [1]	ACQ./DEV. COMPLETIONS [2]	REDEVELOPMENT	TIMING/OTHER ADJUSTMENTS [3]	ADJUSTED CASH NOI	ANNUALIZED ADJUSTED NOI
MOB/Outpatient	$180,960	$1,441	$2,822	$1,807	$187,030	$748,120
Inpatient/Surgical	8,860	125	—	—	8,985	35,940
Office	6,235	—	(8)	—	6,227	24,908
Total Cash NOI	$196,055	$1,566	$2,814	$1,807	$202,242	$808,968

DEVELOPMENT PROPERTIES		TOTAL SHARES OUTSTANDING
Land held for development	$59,871	As of March 31, 2024 [8]		385,159,184
Re/development budget	247,935
	$307,806	IMPLIED CAP RATE
			STOCK PRICE	IMPLIED CAP RATE
		As of March 31, 2024	$14.15	8.0%
OTHER ASSETS
Disposition pipeline [4]	$77,969	1Q 2024 High	$17.52	7.1%
Unstabilized properties [5]	293,845	1Q 2024 Low	$12.94	8.4%
Cash and other assets [6]	450,740
	$822,554

DEBT
Unsecured credit facility	$120,000
Unsecured term loans	1,500,000
Senior notes	3,699,285
Mortgage notes payable	53,425
Company share of joint venture net debt	23,276
Remaining re/development funding	124,878
Other liabilities [7]	286,039
	$5,806,903

1See Same Store schedule on pages 21 - 22 for details on Same Store NOI.
2Adjusted to reflect quarterly NOI from properties acquired or stabilized re/developments completed during the full five quarter period that are not included in same store NOI.
3Timing adjustments include adjustments to reflect full quarterly stabilized NOI of a recently completed development of $0.7 million and management fee income of $1.5 million, offset by $0.3 million of positive NOI for unstabilized properties, which are shown in other assets.
4Includes assets held for sale and planned dispositions.
5Includes 35 properties at their gross book value. These properties were comprised of 1.3 million square feet that generated positive NOI of $0.3 million.
6Includes cash of $26.4 million, notes receivable of $174.4 million, prepaid assets of $139.0 million, accounts receivable of $67.8 million, prepaid ground leases of $19.5 million, and other investments of $6.0 million. In addition, includes the Company's occupied portion of its corporate headquarters in Nashville of $17.6 million.
7Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $163.3 million, security deposits of $31.5 million, financing right of use liabilities of $74.8 million, and deferred operating expense reimbursements of $16.4 million.
8Total shares outstanding includes OP units.

HEALTHCARE REALTY	1Q 2024 SUPPLEMENTAL INFORMATION 26

Components of Expected FFO
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

Guidance does not include any assumptions for the recently announced KKR JV, prospective JV seed portfolios, excess dispositions, or share repurchases. These transactions will be incorporated into the Company's guidance expectations after completion.

	EXPECTED 2024		ACTUAL
	LOW	HIGH	1Q 2024
OPERATING METRICS
Multi-tenant absorption (bps)	100	150	17
Multi-tenant portfolio cash NOI growth	3.50%	4.75%	2.8%
Single-tenant portfolio cash NOI growth	0.50%	1.50%	2.1%

Same store cash NOI growth, including Company's share of JVs	2.50%	3.50%	3.0%
Same store lease retention rate	75.0%	85.0%	84.8%

Normalized G&A	$61,000	$64,000	$14,787
Straight-line rent, net	30,000	34,000	7,633

CAPITAL FUNDING
Acquisitions	$—	$—	$—
Dispositions	150,000	250,000	—
Re/development	100,000	130,000	21,580
1st generation TI and acq. capex	30,000	40,000	12,421
Maintenance capex
2nd generation TI	60,000	70,000	20,204
Leasing commissions paid	35,000	40,000	15,215
Capital expenditures	45,000	50,000	5,363
Total maintenance capex	140,000	160,000	40,782

CASH YIELD
Acquisitions	—%	—%	—%
Dispositions	6.0%	7.0%	—%
Development (stabilized)	6.5%	8.0%
Redevelopment (stabilized)	9.0%	12.0%

EARNINGS AND LEVERAGE
Earnings per share	$(1.30)	$(0.80)	$(0.82)
Normalized FFO per share	$1.52	$1.58	$0.39
Net debt to adjusted EBITDA	6.0x	6.5x	6.5x

HEALTHCARE REALTY	1Q 2024 SUPPLEMENTAL INFORMATION 27